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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of earliest event reported): May 13, 2003


                        SPANISH BROADCASTING SYSTEM, INC.
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            (Exact name of registrant as specified in its charter)



        Delaware                       000-27823                13-3827791
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(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)         Identification No.)




2601 South Bayshore Drive, PH II, Coconut Grove, Florida              33133
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        (Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (305) 441-6901


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         (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1 - Press Release of Spanish Broadcasting System, Inc., dated May 13, 2003.

         99.2 - Transcript of May 13, 2003 Teleconference discussing First Quarter 2003 financial results announcement.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished under Item 12).

                  In accordance with guidance from the Securities and Exchange Commission in Release number 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                  On May 13, 2003, Spanish Broadcasting System, Inc. (the "Company") issued a press release announcing its first quarter 2003 financial results. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the May 13, 2003 teleconference discussing the Company's first quarter 2003 financial results is attached hereto as Exhibit 99.2.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           SPANISH BROADCASTING SYSTEM, INC.
                           (Registrant)



May 15, 2003               By: /s/  Joseph A. Garcia
                               ------------------------------------------------
                               Joseph A. Garcia
                               Chief Financial Officer, Executive Vice President and Secretary





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                                  Exhibit Index

Exhibit No.    Description
-----------    -----------
99.1           Press Release of Spanish Broadcasting System, Inc.,
               dated May 13, 2003.


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